Investor Presentation

2023Y

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- Q2-23 or Q2 2023 – Second Quarter of 2023
- Q3-23 or Q3 2023 – Third Quarter of 2023
- Q4-23 or Q3 2023 – Fourth Quarter of 2023
- 2023Y – Fiscal Year 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q4 2023 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$76.8 million (as of 12/31/2023)
Price / TBV[1]	96.0% (as of 12/31/2023)
Assets	$854.5 Million
Loans, net	$646.1 Million
Deposits	$748.7 Million
Shareholders' Equity	$80.0 Million
NPAs [2]/ Assets	0.40%
Leverage Ratio (Company)	10.29%
Leverage Ratio (Bank)	10.15%
Shares Outstanding	3,259,881
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets



AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Albany
Tifton
Dothan
Enterprise
Valdosta
Pensacola
Mobile
Destin
Gainesville
Ocala
Orlando
Tampa
Kissimmee
Naples

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 12/31/2023

Investment Considerations

Financial	✓ History of profitable operations, driven by strong organic loan growth and core deposit base ✓ Continued emphasis on expense management and historically stable operating efficiency ratio ✓ Net Interest Margin increased 10.2% to 3.79% in 2023 compared to 3.44% in 2022
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.40% at 12/31/2023
Capital and Liquidity	✓ Tier 1 Leverage of 10.15% (Bank) ✓ Tangible book value per share of $24.53 ✓ Current liquidity resources and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 54 | 26 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 57 | 41 years banking experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 67 | 44 years banking and lending experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 42 | 20 years banking and information security experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 42 | 20 years banking and credit experience

Company Personnel

- ✓ **Employees, Management and Director Ownership: 26.0%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 42.7%**
- ✓ **Average Age**
  - Entire Team[1] 40.5
  - Executive Officers 52.4
  - All Officers 48.0

[1] 110.0 FTEs

Data as of 12/31/2023

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022, 2023
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
53 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

PRIME MERIDIAN BANK — Best Banks TO WORK FOR 2023 — AMERICAN BANKER

Annually since 2015

FINANCIAL HIGHLIGHTS

$2.68
Diluted EPS
GAAP 2023

$3.97
Diluted EPS
PTPP 2023

1.07% ROAA
GAAP 2023

1.58% ROAA
PTPP 2023

1.81%
Costs of Deposits
Q4-23

25%
DDA/Total Deposits
Q4-23

11.91%
ROAE
GAAP 2023

17.65%
ROAE
PTPP 2023

17.58%
Net Loans CAGR
2019-2023

58.72%
Efficiency Ratio
2023

87.1%
Loan/Deposit
Ratio
Q4-23

Diluted Earnings Per Share


$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
$2.68
$3.97
2020
2021
2022
2023
GAAP
Operating PTPP

Return on Average Assets


0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
1.07%
1.58%
2020
2021
2022
2023
GAAP
Operating PTPP

Book Value Per Common Share


$19.32
$21.42
$21.19
$24.53
2020
2021
2022
2023

Return on Average Equity


7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
11.91%
17.65%
2020
2021
2022
2023
GAAP
Operating PTPP

See Non-GAAP Reconciliation on Page 36

NET INTEREST DRIVERS

(dollars in millions and represents average period-ending balance)

Average Securities Yield



2.64%
2.64%
2.63%
2.67%
2.74%
$142.2
$141.3
$140.7
$137.7
$134.7
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

Average Loan Yield



5.14%
5.29%
5.52%
5.76%
5.96%
$588.7
$602.0
$613.3
$620.3
$643.2
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

Net Loans

Average Cost of Interest-Bearing Liabilities



0.90%
1.24%
1.72%
2.19%
2.57%
$537.8
$532.2
$540.4
$547.0
$561.2
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

Average Cost of Funds



$217.4
$198.8
$195.7
$192.7
$198.7
0.64%
0.90%
1.26%
1.62%
1.90%
$537.8
$532.2
$540.4
$547.0
$561.2
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 14.3%
$501
$647
$841
$815
$855
2019
2020
2021
2022
2023

Net Loans (in millions)



CAGR – 17.6%
$388
$410
$476
$689
$848
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted (1)
2023

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 37

Excludes HFS & PPP Loans

Total Deposits (in millions)



CAGR – 14.4%
$438
$581
$763
$732
$749
2019
2020
2021
2022
2023

Average Cost of Total Deposits (percent)



0.89
0.57
0.30
0.33
1.33
2019
2020
2021
2022
2023

All financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 9.3%
$56
$60
$67
$67
$80
2019
2020
2021
2022
2023

Net income (in thousands)



$3,542
$4,458
$8,347
$9,681
$8,708
2019
2020
2021
2022
2023

Book Value Per Share



CAGR – 8.8%
$17.51
$19.32
$21.42
$21.19
$24.53
2019
2020
2021
2022
2023

Earnings Per Share (Basic)



$1.12
$1.42
$2.67
$3.07
$2.71
2019
2020
2021
2022
2023

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$5,765
$8,603
$10,760
$13,627
$12,898
2019
2020
2021
2022
2023

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.82
$2.74
$3.42
$4.27
$3.97
2019
2020
2021
2022
2023

PTPP Return on Average Assets (Non-GAAP) %



1.26
1.45
1.43
1.60
1.58
2019
2020
2021
2022
2023

PTPP Return On Average Equity (Non-GAAP) %



10.84
14.99
16.51
20.79
17.65
2019
2020
2021
2022
2023

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 36.

Balance Sheet – Bond Portfolio Statistics

Investment Securities Segmentation



21.54%
33.20%
2.16%
43.10%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: December 31, 2023
Total Investments: $136.3 million
Net Unrealized Gain (Loss) AFS: ($7.8 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
4Q23	3.45	2.74%	4.68
3Q23	3.62	2.67%	4.95
2Q23	3.74	2.63%	5.17
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53
1Q22	4.39	1.83%	6.11

Data as of 12/31/2023

INTEREST RATE SENSITIVITY

- Fixed Rate Loans $188.7 million
  - * Weighted Average Maturity 5.8 years
- Variable Rate Loans $463.2 million
  - * $58.7 million ST Variable Rate (0-12 Month reset
  - * $404.5 million LT Variable Rate (>12 Month reset)

Fixed vs Variable Rate Loans

in millions



$150.6
20%
$188.8
26%
$404.5
54%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(4.88)%	0.17%
+1.00%	(2.32)%	0.35%
Current	-%	-%
-1.00%	1.90%	(1.33)%
-2.00%	3.25%	(3.84%)

Data as of 12/31/2023

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 12/31/2023

✓ Secured Legal Limit – Bank	$ 21,644
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 168,288

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Semi-annual external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL was implemented January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 92,186**
Total Loans	**$ 651,928**

Commercial Real Estate Loans	**Funded**	**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$ 98,569	$ 46,606	157.48 %	14.64 %
Multifamily	22,441	535	24.92 %	3.33 %
Nonfarm Nonresidential	229,258	2,963	251.91 %	34.07 %
Less: Improved Owner-Occupied CRE	(94,226)	(1,669)	(104.02) %	(14.00) %
Total - Bank	**$ 256,042**	**$ 48,435**	**330.29 %**	**38.04 %**

Source: internal company documents as of 12/31/2023

LOAN PORTFOLIO

Total Loans (in millions)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	223,795
Residential Real Estate and HELOC		254,574
Construction		81,640
Total Real Estate Mortgage		560,009
Commercial		85,983
PPP		36
Consumer and Other		5,900
Total Loans		651,928
Deferred Loan Fees, Net		(192)
Less: ALLL		(5,609)
Loans, Net	**$**	**646,127**

Source: internal company documents as of 12/31/2023



$484
$497
$596
$652
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
32%
34%
34%
33%
37%
38%
39%
9%
14%
14%
13%
13%
3%
0%
0%
15%
13%
14%
13%
1%
1%
1%
1%
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Loan Portfolio Composite Comparison

Residential Loan Portfolio

Total Residential Loans (in millions)	$158	$184	$224	$255

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	168,416
1-4 Non-Owner-Occupied		62,433
Multifamily		23,725
Total	**$**	**254,574**

Source: internal company documents as of 12/31/2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
29%
14%
53%
31%
16%
59%
28%
13%
66%
25%
9%
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

Residential Loan Portfolio Composite Comparison

CORE FUNDING

Total Deposits (in millions)	$581	$763	$732	$749

✓ Company's deposit franchise is comprised of **25%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 189,426
Money Market Accounts	277,686
NOW	173,417
Savings	25,723
Time Deposits	82,436
Total	**$ 748,688**

Source: internal company documents as of 12/31/2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
41%
18%
3%
10%
27%
43%
19%
4%
7%
27%
39%
24%
5%
5%
25%
37%
23%
4%
11%
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

CORE FUNDING

Deposit Highlights Q4 2023

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $48,700
- Non-core funding represents $55.6 million, or 9.7% of total interest-bearing liabilities.
- Q4-23 average cost of funds of 1.90%.

Deposit Volume by Client Mix


9%
49%
42%
Commercial
Consumer
Public

Source: internal company documents as of 12/31/2023

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account (in 000s)
Non-Interest Bearing	$189,426	7,644	$24.8
Money Market	$277,686	1,573	$176.5
NOW	$173,417	3,330	$52.1
Savings	$25,723	2,111	$12.2
Time Deposits	$82,436	708	$116.4
Total	$748,688	15,366	$48.7

NON-MATURITY DEPOSITS

- Average new non-maturity deposit volume of $19.5 million, and 167 new accounts for 4th quarter 2023.
- Focus on noninterest-bearing and NOW accounts.
- 8.5% year-over-year growth in the number of non-maturity deposit accounts.



Net New Non-Maturity Deposit Accounts
350
300
250
200
150
100
50
0
Q4-22: 83, 74, 3, 20
Q1-23: 159, 53, 34, 52
Q2-23: 106, 69, 36, 28
Q3-23: 106, 81, 61, 18
Q4-23: 131, 13, 11, 12
Noninterest-bearing
NOW
Money market
Savings



Net New Non-Maturity Deposit Volume
(in thousands)
$18,000
$13,000
$8,000
$3,000
-$2,000
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.

Source: internal company documents

Liquidity and Flexibility

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)		Available Credit Lines		Maximum Available Brokered + Wholesale
$28.4 million	+	$118.4 million		$176.1 million	+	$213.6 million

On-Balance Sheet Liquidity		Off-Balance Sheet Liquidity
$146.8 million	+	$389.7 million

TOTAL LIQUIDITY

$536.5 million

71.7% of Total Deposits

Data as of 12/31/2023

Asset Quality



NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.52
0.19
0.00
0.09
0.40
2019
2020
2021
2022
2023

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

DEPOSIT MARKET SHARE

	Institution	State	Type	2023 Rank	2022 Rank	2023 Total Deposit Market Share (%)	2022 Total Deposit Market Share (%)	YoY Deposit Growth 2023 (%)	5-Year Deposit CAGR 2023 (%)
Leon, FL									
	Wells Fargo Bank NA	SD	Bank	1	1	18.34	22.48	(24.94)	5.01
	Capital City Bank	FL	Bank	2	2	17.04	15.08	3.94	9.44
	Bank of America NA	NC	Bank	3	3	15.66	15.01	(4.02)	11.82
	Truist Bank	NC	Bank	4	4	11.80	12.83	(15.43)	(1.62)
	Prime Meridian Bank	***FL***	***Bank***	***5***	***5***	***6.95***	***7.18***	***(10.97)***	***13.86***
	Hancock Whitney Bank	MS	Bank	6	6	6.30	4.98	16.35	10.14
	The First Bank	MS	Bank	7	8	4.29	4.34	(9.01)	0.92
	Centennial Bank	AR	Bank	8	9	4.19	4.23	(8.98)	3.82
	Synovus Bank	GA	Bank	9	10	4.06	4.04	(7.64)	3.01
	Regions Bank	AL	Bank	10	7	3.99	4.65	(21.18)	(3.10)
	Thomasville National Bank	GA	Bank	11	11	1.94	1.88	(5.29)	-
	Ameris Bank	GA	Bank	12	12	1.81	1.26	31.91	66.47
	JPMorgan Chase Bank NA	OH	Bank	13	13	1.52	0.79	77.07	-
	ServisFirst Bank	AL	Bank	14	-	0.69	0.00	-	-
	American Commerce Bank NA	GA	Bank	15	14	0.61	0.53	4.87	(1.53)
	PeoplesSouth Bank	GA	Bank	16	15	0.52	0.51	(7.12)	5.17
	MidSouth Bank	AL	Bank	17	16	0.23	0.19	10.08	-
	SmartBank	TN	Bank	18	-	0.06	0.00	-	-
Polk, FL									
	Prime Meridian Bank	***FL***	***Bank***	***16***	***16***	***0.24***	***0.27***	***(1.48)***	***-***
Wakulla, FL									
	Centennial Bank	AR	Bank	1	1	61.30	62.30	3.75	9.76
	Ameris Bank	GA	Bank	2	3	15.23	10.38	54.65	12.48
	Prime Meridian Bank	***FL***	***Bank***	***3***	***2***	***15.07***	***17.33***	***(8.29)***	***17.14***
	Capital City Bank	FL	Bank	4	4	8.39	9.99	(11.42)	9.85

Source: S&P Global: Market share analysis excludes non-retail deposits. [(1)]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2023 and 2022 and other data in this table are pro forma for all acquisitions announced after June 30, 2023 and up to including the date of this table (September 23, 2023).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Per Share Data:					
Earnings per common share - Basic	$ 0.56	$ 0.66	$ 0.71	$ 0.79	$ 0.83
Earnings per common share - Diluted	$ 0.55	$ 0.66	$ 0.70	$ 0.78	$ 0.83
Book value per common share	$ 24.53	$ 22.91	$ 23.25	$ 22.81	$ 21.19
Common shares outstanding	3,259,881	3,263,733	3,190,052	3,185,765	3,164,491
Weighted-average basic common shares outstanding	3,259,247	3,214,323	3,189,353	3,175,807	3,164,211
Weighted-average diluted common shares outstanding	3,299,212	3,235,920	3,201,531	3,210,012	3,198,744
Selected Performance Ratios and Other Data:					
Return on average assets(1)	0.87%	1.03%	1.10%	1.23%	1.27%
Return on average equity(1)	9.85	11.31	12.31	14.20	16.36
Average yield on earning assets	5.40	5.21	4.98	4.78	4.59
Net interest margin(2)	3.61	3.68	3.78	3.92	3.98
Efficiency ratio(3)	59.99	61.45	57.84	55.72	54.56
Noninterest expense/average assets(1)	2.20	2.29	2.21	2.20	2.18
Asset Quality Data:					
Nonaccrual loans	$ 2,335	$ 1,112	$ 1,391	$ 1,348	$ 343
Loans 90 days past due and still accruing	1,110	367	-	-	404
Other real estate owned	-	117	-	-	-
Total nonperforming assets	3,445	1,596	1,391	1,348	747
Nonperforming assets/total assets	0.40%	0.19%	0.17%	0.17%	0.09%
Loans 30-89 days past due	$ 5,353	$ 1,060	$ 826	$ 2,414	$ 2,900
Total loans	651,928	633,982	619,465	610,792	595,631
Loans 30-89 days past due/total loans	0.82%	0.17%	0.13%	0.40%	0.49%
Net charge-offs/average loans (1)	-	0.03	0.23	-	-
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	10.29%	10.34%	10.14%	9.93%	9.09%
Common Equity Tier 1 Capital Ratio (Company)	13.37	13.42	13.22	12.82	12.25
Tier 1 Risk-Based Capital Ratio (Company)	13.37	13.42	13.22	12.82	12.25
Total Risk-Based Capital Ratio (Company)	14.22	14.19	13.97	13.58	13.39
Tangible Common Equity Ratio(4) (Company)	9.36	8.99	9.03	8.90	8.23
Tier 1 Leverage Capital Ratio (Bank)	10.15	10.18	9.98	10.13	9.70
Common Equity Tier 1 Capital Ratio (Bank)	13.18	13.23	13.00	13.07	12.90
Tier 1 Risk-Based Capital Ratio (Bank)	13.18	13.23	13.00	13.07	12.90
Total Risk-Based Capital Ratio (Bank)	14.03	13.99	13.76	13.83	14.04
Tangible Common Equity Ratio(4) (Bank)	9.22	8.84	8.87	9.10	8.73

(1) Annualized on a 30/360 basis
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized.
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.
(4) Tangible Common Equity is a non-GAAP financial measure. For additional information, including a reconciliation, please see page 35.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Year Ended December 31,	
	2023	2022
	Unaudited	*Audited*
Interest income:		
Loans	$ 35,291	$ 26,221
Debt securities	3,698	2,938
Other	937	1,581
Total interest income	39,926	30,740
Interest expense:		
Deposits	9,492	2,579
FHLB advances and other borrowings	1,086	200
Total interest expense	10,578	2,779
Net interest income	29,348	27,961
Credit loss expense	1,450	890
Net interest income after credit loss expense	27,898	27,071
Noninterest income:		
Service charges and fees on deposit accounts	357	302
Debit card/ATM revenue, net	573	540
Mortgage banking revenue, net	352	473
Income from bank-owned life insurance	389	379
Other income	224	240
Total noninterest income	1,895	1,934
Noninterest expense:		
Salaries and employee benefits	11,172	9,627
Occupancy and equipment	1,647	1,621
Professional fees	559	514
Marketing	903	793
FDIC assessment	360	360
Software maintenance, amortization and other	1,214	1,162
Other	2,490	2,191
Total noninterest expense	18,345	16,268
Earnings before income taxes	11,448	12,737
Income taxes	2,740	3,056
Net earnings	$ 8,708	$ 9,681
Earnings per common share:		
Basic	$ 2.71	$ 3.07
Diluted	2.68	3.03
Cash dividends per common share(1)	0.22	0.18

(1) Annual cash dividends were paid during the first quarters of 2023 and 2022.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Interest income:					
Loans	$ 9,658	$ 9,019	$ 8,570	$ 8,044	$ 7,653
Debt securities	921	919	925	933	938
Other	287	244	184	222	477
Total interest income	10,866	10,182	9,679	9,199	9,068
Interest expense:					
Deposits	3,351	2,691	1,917	1,533	1,137
FHLB advances and other borrowings	262	304	409	111	73
Total interest expense	3,613	2,995	2,326	1,644	1,210
Net interest income	7,253	7,187	7,353	7,555	7,858
Credit loss expense	707	175	325	243	289
Net interest income after credit loss expense	6,546	7,012	7,028	7,312	7,569
Noninterest income:					
Service charges and fees on deposit accounts	96	92	84	85	83
Debit card/ATM revenue, net	136	137	149	151	136
Mortgage banking revenue, net	102	121	75	54	53
Income from bank-owned life insurance	99	100	96	94	94
Other income	59	49	59	57	63
Total noninterest income	492	499	463	441	429
Noninterest expense:					
Salaries and employee benefits	2,813	2,864	2,743	2,752	2,862
Occupancy and equipment	412	427	399	409	404
Professional fees	143	149	132	135	114
Marketing	215	215	250	223	218
FDIC assessment	85	104	87	84	57
Software maintenance, amortization and other	302	341	294	277	325
Other	676	623	616	575	541
Total noninterest expense	4,646	4,723	4,521	4,455	4,521
Earnings before income taxes	2,392	2,788	2,970	3,298	3,477
Income taxes	562	668	713	797	835
Net earnings	$ 1,830	$ 2,120	$ 2,257	$ 2,501	$ 2,642
Basic earnings per common share	$ 0.56	$ 0.66	$ 0.71	$ 0.79	$ 0.83
Diluted earnings per common share	0.55	0.66	0.70	0.78	0.83

Condensed Consolidated Balance Sheets

(in thousands)

	4Q'23 (Unaudited)	3Q'23 (Unaudited)	2Q'23 (Unaudited)	1Q'23 (Unaudited)	4Q'22 (Audited)
Assets					
Cash & cash equivalents	$ 28,416	$ 22,404	$ 21,799	$ 22,714	$ 39,788
Debt securities available for sale	124,475	123,838	126,792	129,748	129,436
Debt securities held to maturity	11,850	11,838	11,827	11,816	11,805
Loans, held for sale	5,288	5,182	6,614	8,105	7,058
Loans, net	646,127	628,974	614,744	606,128	588,715
Federal Home Loan Bank stock	1,283	1,758	1,895	1,045	463
Premises & equipment, net	7,476	7,613	7,746	7,893	8,022
Right of use lease asset	2,823	2,879	2,934	2,989	3,044
Accrued interest receivable	3,114	2,671	2,713	2,623	2,385
Bank-owned life insurance	16,921	16,822	16,722	16,626	16,532
Other real estate owned	-	117	-	-	-
Other assets	6,755	7,889	7,253	6,570	7,924
Total Assets	$ 854,528	$ 831,985	$ 821,039	$ 816,257	$ 815,172
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 189,426	$ 193,439	$ 189,362	$ 199,492	$ 197,987
Savings, NOW and money-market deposits	476,826	451,492	450,820	466,202	493,439
Time deposits	82,436	77,876	62,646	51,542	40,109
Total Deposits	748,688	722,807	702,828	717,236	731,535
Other borrowings	-	-	-	1,725	4,275
FHLB Advances	15,000	25,000	35,000	15,000	-
Official checks	2,377	717	1,114	1,671	4,090
Operating lease liability	3,013	3,062	3,111	3,159	3,208
Other liabilities	5,474	5,612	4,816	4,790	5,011
Total Liabilities	774,552	757,198	746,869	743,581	748,119
Total Stockholders' Equity	79,976	74,787	74,170	72,676	67,053
Total Liabilities and Stockholders' Equity	$ 854,528	$ 831,985	$ 821,039	$ 816,257	$ 815,172

Results of Operations (unaudited)

(dollars in thousands)

	4Q'23			3Q'23			4Q'22		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 643,222	$ 9,577	5.96%	$ 620,297	$ 8,939	5.76%	$ 588,727	$ 7,561	5.14%
Loans held for sale	5,730	81	5.65	5,850	80	5.47	7,845	92	4.69
Debt securities	134,694	921	2.74	137,731	919	2.67	142,205	938	2.64
Other(2)	20,901	287	5.49	17,398	244	5.61	51,585	477	3.70
Total interest-earning assets	804,547	$ 10,866	5.40%	781,276	$ 10,182	5.21%	790,362	$ 9,068	4.59%
Noninterest-earning assets	40,288			42,065			38,550		
Total assets	$ 844,835			$ 823,341			$ 828,912		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 459,949	$ 2,620	2.28%	$ 449,396	$ 2,089	1.86%	$ 494,146	$ 1,052	0.85%
Time deposits	79,937	731	3.66	73,071	602	3.30	39,519	85	0.86
Total interest-bearing deposits	539,886	3,351	2.48	522,467	2,691	2.06	533,665	1,137	0.85
FHLB advances and other borrowings	21,361	262	4.91	24,582	304	4.95	4,180	73	6.99
Total interest-bearing liabilities	561,247	$ 3,613	2.57%	547,049	$ 2,995	2.19%	537,845	$ 1,210	0.90%
Noninterest-bearing deposits	198,669			192,686			217,401		
Noninterest-bearing liabilities	10,601			8,644			9,088		
Stockholders' equity	74,318			74,962			64,578		
Total liabilities and stockholders' equity	$ 844,835			$ 823,341			$ 828,912		
Net earning assets	$ 243,300			$ 234,227			$ 252,517		
Net interest income		$ 7,253			$ 7,187			$ 7,858	
Interest rate spread(3)			2.83%			3.02%			3.69%
Net interest margin(4)			3.61%			3.68%			3.98%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized on a 30/360 basis

Results of Operations (unaudited)

(dollars in thousands)

(dollars in thousands)	2023 Average Balance	2023 Interest and Dividends	2023 Yield/ Rate	2022 Average Balance	2022 Interest and Dividends	2022 Yield/ Rate
Interest-earning assets:						
Loans(1)	$ 613,059	$ 34,938	5.70%	$ 537,304	$ 25,803	4.80%
Loans held for sale	6,769	353	5.21	9,852	418	4.24
Debt securities	137,066	3,698	2.70	126,102	2,938	2.33
Other(2)	18,106	937	5.18	139,614	1,581	1.13
Total interest-earning assets	775,000	$ 39,926	5.15%	812,872	$ 30,740	3.78%
Noninterest-earning assets	40,813			39,400		
Total assets	$ 815,813			$ 852,272		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 456,263	$ 7,681	1.68%	$ 518,777	$ 2,315	0.45%
Time deposits	61,893	1,811	2.93	42,536	264	0.62
Total interest-bearing deposits	518,156	9,492	1.83	561,313	2,579	0.46
FHLB advances and other borrowings	20,127	1,086	5.40	4,016	200	4.98
Total interest-bearing liabilities	538,283	$ 10,578	1.97%	565,329	$ 2,779	0.49%
Noninterest-bearing deposits	193,896			213,570		
Noninterest-bearing liabilities	10,540			7,824		
Stockholders' equity	73,094			65,549		
Total liabilities and stockholders' equity	$ 815,813			$ 852,272		
Net earning assets	$ 236,717			$ 247,543		
Net interest income		$ 29,348			$ 27,961	
Interest rate spread (3)			3.18%			3.29%
Net interest margin(4)			3.79%			3.44%

For the Year Ended December 31.

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Net Income					
Net earnings (GAAP)	$ 1,830	$ 2,120	$ 2,257	$ 2,501	$ 2,642
Plus: Provision (credit) for credit losses	707	175	325	243	289
Plus: income taxes	562	668	713	797	835
PTPP(1) net earnings (non-GAAP)	$ 3,099	$ 2,963	$ 3,295	$ 3,541	$ 3,766
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,299,212	3,235,920	3,201,531	3,210,012	3,198,744
EPS, diluted (GAAP)	$ 0.55	$ 0.66	$ 0.70	$ 0.78	$ 0.83
PTPP(1) EPS, diluted (non-GAAP)	$ 0.94	$ 0.92	$ 1.03	$ 1.10	$ 1.18
Return on Average Assets (ROAA)(2)					
Average assets	$ 844,835	$ 823,341	$ 817,669	$ 810,508	$ 828,912
ROAA (GAAP)	0.87%	1.03%	1.10%	1.23%	1.27%
PTPP(1) ROAA (non-GAAP)	1.47%	1.44%	1.61%	1.75%	1.82%
Return on Average Equity (ROAE)(2)					
Average equity	$ 74,318	$ 74,962	$ 73,347	$ 70,456	$ 64,578
ROAE (GAAP)	9.85%	11.31%	12.31%	14.20%	16.36%
PTPP(1) ROAE (non-GAAP)	16.68%	15.81%	17.97%	20.10%	23.33%

(1) Pre-tax, pre-provision
(2) Annualized on a 30/360 basis

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 646,127	$ 628,974	$ 614,744	$ 606,128	$ 588,715
Less PPP loans	(36)	(41)	(48)	(181)	(191)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 646,091	$ 628,933	$ 614,696	$ 605,947	$ 588,524
Average loans, excluding loans held for sale	$ 643,222	$ 620,297	$ 613,318	$ 602,022	$ 588,727
Less average PPP loans	(38)	(45)	(175)	(185)	(195)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 643,184	$ 620,252	$ 613,143	$ 601,837	$ 588,532
Interest on loans, excluding loans held for sale	$ 9,577	$ 8,939	$ 8,465	$ 7,958	$ 7,561
Less interest income and earned fee income on PPP loans	-	-	(4)	3	(1)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 9,577	$ 8,939	$ 8,461	$ 7,961	$ 7,560
Growth rate over linked quarter	7.1%	5.6%	6.3%	5.3%	14.5%
Average loan yield, excluding loans held for sale (GAAP)	5.96%	5.76%	5.52%	5.29%	5.14%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.96%	5.76%	5.52%	5.29%	5.14%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Tangible Common Equity Ratio (Company)					
Stockholders' Equity (GAAP)	$ 79,976	$ 74,787	$ 74,170	$ 72,676	$ 67,053
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 79,976	$ 74,787	$ 74,170	$ 72,676	$ 67,053
Total Assets (GAAP)	$ 854,528	$ 831,985	$ 821,039	$ 816,257	$ 815,172
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 854,528	$ 831,985	$ 821,039	$ 816,257	$ 815,172
Tangible Common Equity Ratio (non-GAAP)	9.36%	8.99%	9.03%	8.90%	8.23%
Tax-effected adjustment of losses in HTM securities portfolio (non-GAAP)	$ 1,114	$ 1,624	$ 1,063	$ 1,118	$ 1,409
Tangible Assets adjusted for HTM securities at fair value (non-GAAP)	853,414	830,361	819,976	815,139	813,763
Tangible Equity adjusted for HTM securities at fair value (non-GAAP)	78,862	73,163	73,107	71,558	65,644
Tangible Common Equity Ratio Adjusted (non-GAAP)	9.24%	8.81%	8.92%	8.78%	8.07%
Tangible Common Equity Ratio (Bank)					
Stockholders' Equity (GAAP)	$ 78,763	$ 73,514	$ 72,816	$ 74,287	$ 71,125
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 78,763	$ 73,514	$ 72,816	$ 74,287	$ 71,125
Total Assets (GAAP)	$ 854,494	$ 831,830	$ 820,921	$ 816,173	$ 815,142
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 854,494	$ 831,830	$ 820,921	$ 816,173	$ 815,142
Tangible Common Equity Ratio (non-GAAP)	9.22%	8.84%	8.87%	9.10%	8.73%

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2023	2022	2021	2020	2019
Net Income					
Net earnings (GAAP)	$ 8,708	$ 9,681	$ 8,347	$ 4,458	$ 3,542
Plus: Provision (credit) for credit losses	1,450	890	(104)	2,850	1,131
Plus: income taxes	2,740	3,056	2,517	1,295	1,092
PTPP(1) net earnings (non-GAAP)	$ 12,898	$ 13,627	$ 10,760	$ 8,603	$ 5,765
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,251,080	3,193,774	3,142,482	3,134,124	3,159,635
EPS, diluted (GAAP)	$ 2.68	$ 3.03	$ 2.66	$ 1.42	$ 1.12
PTPP(1) EPS, diluted (non-GAAP)	$ 3.97	$ 4.27	$ 3.42	$ 2.74	$ 1.82
Return on Average Assets (ROAA)					
Average assets	$ 815,813	$ 852,272	$ 751,576	$ 595,363	$ 456,797
ROAA (GAAP)	1.07%	1.14%	1.11%	0.75%	0.78%
PTPP(1) ROAA (non-GAAP)	1.58%	1.60%	1.43%	1.45%	1.26%
Return on Average Equity (ROAE)					
Average equity	$ 73,094	$ 65,549	$ 65,179	$ 57,386	$ 53,172
ROAE (GAAP)	11.91%	14.77%	12.81%	7.77%	6.66%
PTPP(1) ROAE (non-GAAP)	17.65%	20.79%	16.51%	14.99%	10.84%

(1) Pre-tax, pre-provision

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31, 2023	2022	2021	2020	2019
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 646,127	$ 588,715	$ 490,198	$ 476,661	$ 337,710
Less PPP loans	(36)	(191)	(15,172)	(66,774)	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 646,091	$ 588,524	$ 475,026	$ 409,887	$ 337,710
Average loans, excluding loans held for sale	$ 613,059	$ 537,304	$ 480,606	$ 429,802	$ 309,350
Less average PPP loans	(108)	(3,061)	(50,315)	(55,529)	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 612,951	$ 534,243	$ 430,291	$ 374,273	$ 309,350
Interest on loans, excluding loans held for sale	$ 34,938	$ 25,803	$ 22,598	$ 19,553	$ 15,884
Less interest income and earned fee income on PPP loans	(2)	(776)	(3,358)	(1,725)	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 34,936	$ 25,027	$ 19,240	$ 17,828	$ 15,884
Average loan yield, excluding loans held for sale (GAAP)	5.70%	4.80%	4.70%	4.55%	5.13%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.70%	4.68%	4.47%	4.76%	5.13%

(1) Pre-tax, pre-provision

Source: Internal company documents and documents filed with SEC.